UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 22, 2004

                         American Financial Realty Trust
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               (Exact Name of Registrant as Specified in Charter)

         Maryland                     1-31678                    02-0604479
      ---------------             ----------------           -------------------
      (State or Other             (Commission File              (IRS Employer
      Jurisdiction of                  Number)               Identification No.)
      Incorporation)

               1725 The Fairway
                Jenkintown, PA                                      19046
     ----------------------------------------                     ----------
     (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (215) 887-2280

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 22, 2004, the Company issued a press release announcing its leasing activity during its fiscal third quarter of 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 under this Current Report on Form 8-K is furnished and shall not be deemed "filed" for the purposes of, or otherwise subject to, the liabilities under Section 18 of the Securities Exchange Act of 1934. The information contained in Item 7.01 under this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICAN FINANCIAL REALTY TRUST

                                  By:  /s/ Edward J. Matey Jr.
                                       -----------------------------------------
                                       Edward J. Matey Jr.
                                       Senior Vice President and General Counsel

Dated: October 22, 2004


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

                                  EXHIBIT INDEX

Exhibit Number                         Exhibit Title
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99.1              Press release dated October 22, 2004 of American Financial
                  Realty Trust, furnished in accordance with Item 7.01 of this Current Report on Form 8-K.